UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 5, 2012

W. R. GRACE & CO.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.

FORM 8-K

CURRENT REPORT

Item 8.01               Other Events

In April 2001, W. R. Grace & Co. and most of its U.S. subsidiaries and affiliates filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware in order to resolve their asbestos-related liabilities.  In September 2008, Grace and the Official Committee of Equity Security Holders, the Official Committee of Asbestos Personal Injury Claimants, and the Asbestos Personal Injury Future Claims Representative, as co-proponents, filed a Joint Plan of Reorganization with the Bankruptcy Court (as amended, the “Joint Plan”).  In January 2011, the Bankruptcy Court issued an order confirming the Joint Plan and in January 2012, the U.S. District Court for the District of Delaware issued an order affirming the Joint Plan.   Appeals to these orders are pending before the U.S. Court of Appeals for the Third Circuit.

The effectiveness of the Joint Plan is subject to the satisfaction or waiver of a number of conditions precedent, including the condition that the order confirming the Joint Plan become final and non-appealable.  Based upon management’s review of the appeals, Grace previously stated that it would seek to have the Joint Plan become effective and emerge from Chapter 11 protection prior to the final resolution of the appeals, but provided no assurance that the other parties-in-interest would provide the necessary waivers to the conditions precedent.  Although Grace continues to believe that the legal and economic benefits for Grace of emerging with these appeals outstanding are greater than the benefits of remaining under Chapter 11 protection, after discussions with Sealed Air Corporation and Fresenius Medical Care Holdings, Inc., Grace has been unable to obtain the necessary waivers.  Grace will continue to seek the favorable disposition of the appeals to the confirmation of the Joint Plan, but this may require the completion of the appellate process.

See Note 2 to the Consolidated Financial Statements included in Grace’s Quarterly Report on Form 10-Q for the period ended June 30, 2012 for a description of Grace’s Chapter 11 case.

By filing this Current Report on Form 8-K, Grace makes no admission as to the materiality of any information in this Report

Forward-Looking Statements:  This Report contains, and our other public communications may contain, forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues” or similar expressions. Forward-looking statements include, without limitation, all statements regarding our Chapter 11 case; expected financial positions; results of operations; cash flows; financing plans; business strategy; budgets; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Like other businesses, we are subject to risks and uncertainties that could cause our actual results to differ materially from our projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation: developments affecting our bankruptcy, proposed plan of reorganization and settlements with certain creditors, the cost and availability of raw materials (including rare earths) and energy, developments affecting our unfunded pension obligations, risks related to foreign operations, especially in the emerging regions, acquisitions and divestitures of assets and gains and losses from dispositions or impairments, the effectiveness of our research and development and growth investments, our legal and environmental proceedings, costs of compliance with environmental regulation and those factors set forth in our most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the Internet at www.sec.gov. Our reported results should not be considered as an indication of our future performance. Readers are cautioned not to place undue reliance on our projections and forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly release any revision to the projections and forward-looking statements contained in this Report, or to update them to reflect events or circumstances occurring after the date of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Michael W. Conron
Michael W. Conron
Assistant Secretary

Dated: September 5, 2012